CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the references to our firm in the Registration Statement on Form N-1A of The Advisors' Inner Circle Fund and to the use of our report dated December 20, 2017 on the financial statements and financial highlights of Acadian Emerging Markets Portfolio, a series of shares of beneficial interest in The Advisors' Inner Circle Fund. Such financial statements and financial highlights appear in the October 31, 2017 Annual Report to Shareholders which is incorporated by reference into the Statement of Additional Information.

/s/ BBD, LLP
BBD, LLP

Philadelphia, Pennsylvania

February 28, 2018

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the references to our firm in the Registration Statement on Form N-1A of The Advisors' Inner Circle Fund and to the use of our report dated December 20, 2017 on the financial statements and financial highlights of ICM Small Company Portfolio, a series of shares of beneficial interest in The Advisors' Inner Circle Fund. Such financial statements and financial highlights appear in the October 31, 2017 Annual Report to Shareholders which is incorporated by reference into the Statement of Additional Information.

/s/ BBD, LLP
BBD, LLP

Philadelphia, Pennsylvania

February 28, 2018

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the references to our firm in the Registration Statement on Form N-1A of The Advisors' Inner Circle Fund and to the use of our report dated December 20, 2017 on the financial statements and financial highlights of Rice Hall James Micro Cap Portfolio, Rice Hall James Small Cap Portfolio, and Rice Hall James SMID Cap Portfolio, each a series of shares of beneficial interest in The Advisors' Inner Circle Fund. Such financial statements and financial highlights appear in the October 31, 2017 Annual Report to Shareholders which is incorporated by reference into the Statement of Additional Information.

/s/ BBD, LLP
BBD, LLP

Philadelphia, Pennsylvania

February 28, 2018

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the references to our firm in the Registration Statement on Form N-1A of The Advisors' Inner Circle Fund and to the use of our report dated December 20, 2017 on the financial statements and financial highlights of TS&W Equity Portfolio, a series of shares of beneficial interest in The Advisors' Inner Circle Fund. Such financial statements and financial highlights appear in the October 31, 2017 Annual Report to Shareholders which is incorporated by reference into the Statement of Additional Information.

/s/ BBD, LLP
BBD, LLP

Philadelphia, Pennsylvania

February 28, 2018